UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 31, 2015
 _______________

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On August 31, 2015, Danaher Corporation (“Danaher,” or the “Company”) filed a Current Report on Form 8-K reporting that on August 31, 2015, the Company completed the merger of Pentagon Merger Sub, Inc. (“Pentagon”), a New York corporation and an indirect wholly owned subsidiary of Danaher, into Pall Corporation (“Pall”) and, as a result, Pall has become an indirect wholly owned subsidiary of Danaher.  In the merger, each outstanding share of Pall common stock was canceled and (except for shares held by Danaher, Pentagon, Pall and their respective subsidiaries) converted into the right to receive $127.20 per share in cash, without interest.
This Amendment No. 1 amends the Current Report on Form 8-K filed on August 31, 2015 to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited financial statements required by this item are incorporated herein by reference to the audited consolidated financial statements of Pall Corporation as of July 31, 2015 and 2014 and for the three years ended July 31, 2015 filed as Exhibit 99.2 to this Amendment No. 1.
The unaudited financial statements for the interim period required by this item are incorporated herein and in Exhibit 99.3 to this Amendment No. 1 by reference to the unaudited consolidated financial statements of Pall Corporation as of and for the fiscal quarter ended January 31, 2015, contained in Pall’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2015.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to the transaction described in Item 2.01 are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.

(c)	Exhibits:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors

99.1	Unaudited Pro Forma Condensed Combined Statements of Earnings as of and for the year ended December 31, 2014 and the six months ended July 3, 2015

99.2	Audited financial statements of Pall Corporation as of July 31, 2015 and 2014 and for the three years ended July 31, 2015

99.3
Unaudited financial statements of Pall Corporation as of and for the six months ended January 31, 2015 (incorporated by reference to Pall Corporation’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2015 (File No. 001-04311))

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	November 5, 2015	By:	/s/ Robert S. Lutz
Robert S. Lutz
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors

99.1	Unaudited Pro Forma Condensed Combined Statements of Earnings as of and for the year ended December 31, 2014 and the six months ended July 3, 2015

99.2	Audited financial statements of Pall Corporation as of July 31, 2015 and 2014 and for the three years ended July 31, 2015

99.3
Unaudited financial statements of Pall Corporation as of and for the six months ended January 31, 2015 (incorporated by reference to Pall Corporation’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2015 (File No. 001-04311))